Exhibit 10.2

CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION.

SECURITY AGREEMENT

(ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL)

1. THE SECURITY AND ASSIGNMENT. HOOKER FURNISHINGS CORPORATION (formerly known as HOOKER FURNITURE CORPORATION) ("Borrower") hereby grants to BANK OF AMERICA, N.A. ("Bank") a security interest in and transfers and assigns to Bank the following property ("Collateral"):

(a)         The Life Insurance Policies identified described the table below, each of which is issued by Northwestern Mutual Life Insurance Company ("Insurer"), and any supplementary contracts issued in connection therewith (individually or collectively, as context may require, the "Policy"):

Insured	Policy No.
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(b)         all claims, options, privileges, rights, title and interest in and under the Policy.

This assignment and security interest is subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. Borrower shall deliver the original Policy to Bank promptly upon Bank's request, and shall cause Insurer to provide to Bank such acknowledgments of the assignment of the Collateral as Bank may request from time to time.

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Borrower to Bank. For purposes of this Security Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Bank by assignment or otherwise. Indebtedness includes, without limitation, all obligations of Borrower arising under any Swap Contract; provided, that with respect to a Borrower, "Indebtedness" secured by Collateral of such Borrower shall not include obligations arising under any Swap Contract to which it is not party if, and to the extent that, all or a portion of the guaranty by such Borrower to Bank of, or the grant by such Borrower of a security interest to Bank to secure, such Swap Contract, would violate the Commodity Exchange Act by virtue of such Borrower’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty or grant of such security interest becomes effective with respect to such Swap Contract. “Commodity Exchange Act” means 7 U.S.C. Section 1 et seq., as amended from time to time, any successor statute, and any rules, regulations and orders applicable thereto. “Swap Contract” means any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into with Bank and/or any affiliate of Bank. Unless Borrower shall have otherwise agreed in writing, Indebtedness, for the purpose of this Security Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3. RIGHTS OF BANK. The rights assigned to Bank under this Security Agreement include, but are not limited to, the following:

(a) The sole right to collect from the Insurer the net proceeds of the Policy in a lump sum distribution when it becomes a claim by death or maturity;

(b) The sole right to surrender the Policy and receive the cash surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

(c) The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;

(d) The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned to the Policy, and to exercise any and all options contained in the Policy with respect to the foregoing; provided, however, that unless and until Bank notifies the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue to be distributed in accordance with the instructions in effect on the date of this Security Agreement;

(e) The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom; and

(f) The sole right to all unearned premiums paid in advance under the Policy.

It is provided, however, that Bank shall not exercise the rights provided under subparts (b) or (c) above unless and until there has been a default under this Security Agreement, as described in Paragraph 10 hereof.

4. RIGHTS NOT ASSIGNED. This Security Agreement does not give Bank the right to do any of the following:

(a) The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance or the cash surrender value of the Policy;

(b) The right to designate and change the beneficiary;

(c) The right to elect optional modes of settlement.

The exclusion of these rights from this Security Agreement shall not impair the right of Bank to surrender the Policy completely with all its incidents or impair any other right of Bank hereunder.

5. COSTS AND EXPENSES INCURRED BY BANK. Borrower agrees to pay or reimburse Bank immediately, without demand, for all advances, charges, costs, and expenses incurred or paid by Bank in exercising any right, power or remedy conferred by this Security Agreement, or in the enforcement of this Security Agreement. This includes: paying any premium on the Policy, paying any amount on any loans or advances made by the Insurer on the Policy, and paying reasonable attorneys' fees and allocated costs of in-house counsel to the extent permitted by applicable law. All such amounts shall be added to and considered to be part of the principal of the Indebtedness, and shall bear interest from the date the obligation arises at the highest rate provided in any instrument or agreement evidencing the Indebtedness.

6. PAYMENT FROM THE POLICY. All sums received by Bank from the Policy, either in event of death of the person whose life is insured, the maturity or surrender of the Policy, the obtaining of a loan or advance on the Policy, or otherwise, shall be applied by Bank to the payment of the following obligations in such order or preference as Bank shall determine:

(a) The Indebtedness (or, at the option of Bank, such sums may be held by Bank as cash collateral securing the Indebtedness);

(b) Amounts claimed (whether or not Borrower disputes such claim) by the Insurer to be due on Premiums on the Policy;

(c) Amounts claimed (whether or not Borrower disputes such claim) by the Insurer to be due on principal of and/or interest on loans or advances made by the Insurer on the Policy.

The balance of any amounts received by Bank from the Insurer after payment of the obligations described above shall be paid by Bank to the persons determined by Bank in good faith to be entitled thereto under the terms of the Policy had this Security Agreement not been executed.

7. CHANGE IN BENEFICIARY OR SETTLEMENT OPTION. Upon Borrower's request and without unreasonable delay, Bank shall forward the Policy to the Insurer for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement. Any such designation or change of beneficiary or election of a mode of settlement shall be made subject to this Security Agreement and to the rights of Bank hereunder.

8. AUTHORIZATION TO INSURER. The Insurer is hereby authorized to recognize Bank's claims to rights hereunder without investigating the reason for any action taken by Bank, or the validity or the amount of the Indebtedness or the existence of any default thereunder, or the giving of any notice, or the application to be made by

Bank of any amounts to be paid to Bank. The sole signature of Bank shall be sufficient for the exercise of any rights under the Policy and the sole receipt of Bank for any sums received from the Insurer shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy shall be drawn to the exclusive order of Bank if, when, and in such amounts as may be, requested by Bank.

9. PAYMENT OF PREMIUMS. Borrower agrees to pay any and all premiums, or the principal of or interest on any loans or advances on the Policy whether or not obtained by Bank, or any other charges on the Policy. If required by Bank, Borrower shall provide Bank with proof that premiums on the Policy have been paid within twenty (20) days from the due date of such premiums. Bank may, but is not obligated to, pay any premiums, or the principal of or interest on any loans or advances on the Policy whether or not obtained by Bank, or any other charges on the Policy, due on the Policy in the event Borrower fails to do so.

10. DEFAULT. At the option of Bank, and without the necessity of demand or notice, all or any part of the Indebtedness shall become immediately due and payable on the happening of any of the following events:

(a) Failure by Borrower to keep or perform any of the terms or provisions of this Security Agreement;

(b) Default by Borrower in the payment of any Indebtedness when due;

(c) A levy of any attachment, execution, or other process, against Borrower, the Policy, or any other collateral securing the Indebtedness;

(d) The death, insolvency, failure in business, general assignment for the benefit of creditors, filing of petition for relief under any bankruptcy law, of, by or against Borrower;

(e) The occurrence of an event of default under and as defined in any agreement between Bank and Borrower relating to the Indebtedness.

11. WAIVERS AND AUTHORIZATIONS. Borrower hereby waives any right to require Bank to proceed against any other person obligated on the Indebtedness, proceed against or exhaust any other collateral securing the Indebtedness, or pursue any remedy in Bank's power. Borrower waives any defense arising by reason of any disability or other defense of any other person obligated on the Indebtedness, or by reason of the cessation from any cause whatsoever of the liability of any other person obligated on the Indebtedness. Borrower authorizes Bank, without notice or demand and without affecting its obligation hereunder, from time to time to apply the proceeds of any amounts received from any other party or on account of any other security, and direct the order or manner of realization thereon, as Bank in its discretion may determine.

12. EXERCISE OF RIGHTS BY BANK. All authority, powers, rights and remedies granted to Bank under this Security Agreement are in addition to any other rights or remedies authorized by law and may be exercised by Bank at its sole option. Bank shall not be obligated or liable for any failure to exercise, or for delay in the exercise of, such authority, powers and rights. Any forbearance, delay, or failure by Bank in enforcing any right, power, or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power, and remedy of Bank hereunder shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing executed by Bank. Bank shall not be required to institute any suit or legal action against the Insurer, and Bank is hereby authorized and empowered to settle and compromise any claims which may arise against the Insurer. Upon the surrender of the Policy, Bank may accept the cash value as may be determined by the Insurer at the time of such surrender.

13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a)

CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.

14. WAIVER OF CLASS ACTIONS. The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Bank of America, N.A., its subsidiaries and affiliates, on the one hand, and the parties to this Agreement, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. Thus the Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM.

15. GOVERNING LAW. Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of the Commonwealth of Virginia, without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of Bank under federal law.

[Signature appears on following page]

The parties executed this Security Agreement as of July 26, 2022, intending to create an instrument executed under seal.

Borrower:

HOOKER FURNISHINGS CORPORATION
(formerly known as HOOKER FURNITURE CORPORATION)

By: /s/ Paul Huckfeldt                            (Seal)

Name:          Paul Huckfeldt

Title: CFO

Address of Borrower:

440 Commonwealth Blvd E.

Martinsville VA 24112

STATE OF VIRGINIA

CITY/COUNTY OF Martinsville, to-wit:

The foregoing instrument was acknowledged before me, the undersigned Notary Public, in the City/County and State aforesaid, this 26th day of July, 2022, by Paul Huckfeldt, as CFO of HOOKER FURNISHINGS CORPORATION, a Virginia corporation, on behalf of the corporation.

/s/ Katrina L. Holbrook

Notary Public

My commission expires: 8/31/24

Notary registration number: 7907981